SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 6, 2007

                         FSB Community Bankshares, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

        United States                 000-52751                74-3164710
----------------------------     --------------------    --------------------
(State or other jurisdiction     (Commission File No.)   (IRS Employer
of incorporation)                                         Identification No.)



45 South Main Street, Fairport, New York                        14450
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (585) 223-9080


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CRF 240.13e-4(c))




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Item 8.01.        Other Events.

     On August 6, 2007, the Company announced that its community offering, including the syndicated community offering, was completed on August 3, 2007 and announced that it expects to complete its stock offering on Friday, August 10, 2007.

     A copy of the press release dated August 6, 2007, giving details associated with the completion of the community offering and the expected closing of the stock offering is attached as Exhibit 99 to this report.

Item 9.01.                 Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

                  Exhibit No.            Description
                  -----------            -----------
                           99            Press release dated August 6, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FSB COMMUNITY BANKSHARES, INC.


DATE:  August 6, 2007                  By: /s/ Dana C. Gavenda
                                          -------------------------------------
                                          Dana C. Gavenda
                                          President and Chief Executive Officer